SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.   20549

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                              FORM 8-K
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                           Current Report
                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 25, 1998
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                     ATLANTIC RICHFIELD COMPANY
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        (Exact name of registrant as specified in its charter)


                               Delaware
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            (State or other jurisdiction of incorporation)


            1-1196                                  23-0371610
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    (Commission File Number)                      (IRS Employer
                                                 Identification No.)


  515 South Flower Street, Los Angeles, California       90071
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      (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:  (213) 486-3511
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                            Not Applicable
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    (Former name or former address, if changed since last report)



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Item 5.  Other Events.

      Press Release, dated January 26, 1998, announcing Gary L.
Tooker, Board Chairman of Motorola, Inc., has been elected to ARCO's Board of Directors.

      Press Release, dated January 27, 1998, announcing
William E. Wade's appointment to the position of President of ARCO and J. Kenneth Thompson's appointment to the position of Executive Vice President of ARCO.


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

                           SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ATLANTIC RICHFIELD COMPANY

                                /s/ ALLAN L. COMSTOCK
                              ________________________________
                              Allan L. Comstock
                              Vice President and Controller


Dated:  January 27, 1998

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